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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON D.C.  20549

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                                  FORM 8-A

           FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                           Quantum Effect Devices, Inc.
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(Exact Name of Registrant as Specified in its Charter)

            Delaware                                   77-0290544
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(State of Incorporation                    (I.R.S. Employer Identification No.)
or Organization)

3255-3 Scott Boulevard, Suite 200,
Santa Clara, CA                                        94054
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(Address of principal executive            (Zip Code)
offices)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. / /

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following. /X/

Securities Act registration statement
number to which this form relates:  333-86901
                                    -----------------------------------------
                                                 (if applicable)


Securities to be registered pursuant to Section 12(b) of the Act:

    Title of Each Class                Name of Each Exchange on Which
    to be Registered                   Each Class is to be Registered
    ----------------                   ------------------------------

    None
    ----------------                   ------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, par value of $.001
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                              (Title of Class)


                                       1.

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ITEM 1:  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED:

     A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 58 of the Prospectus included in the Registrant's Form S-1 Registration Statement, No. 333-86901, filed with the Securities and Exchange Commission (the "Commission") on September 10, 1999, page 61 of the
Amendment No. 1 to the Registrant's Form S-1 Registration Statement, filed with the Securities and Exchange Commission on October 13, 1999, page 60 of Amendment No. 2 to the Registrant's Form S-1 Registration Statement, filed with the Securities and Exchange Commission on December 29, 1999 and page 60 of Amendment No. 3 to the Registrant's Form S-1 Registration Statement, filed with the Securities and Exchange Commission on January 11, 2000 and is incorporated herein by reference. The description of the Section entitled "Description of Capital Stock" appearing in the Registrant's final prospectus filed pursuant to Rule 424(b) in incorporated herein by reference.

ITEM 2.     EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION
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3.2         Second Amended and Restated Certificate of Incorporation of the
            Registrant {1}
3.3         Amended and Restated Bylaws of the Registrant {2}
4.6         Amended and Restated Investor Rights Agreement of the Registrant {2}
4.1         Specimen certificate for Registrant's Common Stock {3}



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{1}  Filed as exhibit to Registrant's Form S-1 Registration Statement, No.
333-86901, filed with the Securities and Exchange Commission on January 11, 2000, and incorporated herein by reference.

{2} Filed as exhibit to Registrant's Form S-1 Registration Statement, No. 333-86901, filed with the Securities and Exchange Commission on September 10, 1999, and incorporated herein by reference.

{3} Filed as exhibit to Registrant's Amendment No. 1 to its Form S-1 Registration Statement, filed with the Securities and Exchange Commission on October 13, 1999, and incorporated herein by reference.


                                       2.

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                                       SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      QUANTUM EFFECT DEVICES, INC.
                                      (Registrant)


Date: January 25, 2000                By: /s/ THOMAS J. RIORDAN
                                          -------------------------------------
                                          Thomas J. Riordan
                                          President and Chief Executive Officer





                                       3.